Exhibit 10(c)

EXECUTION COPY

SEVENTH AMENDMENT & WAIVER TO SECURED LOAN AND SERVICING AGREEMENT

THIS SEVENTH AMENDMENT & WAIVER, dated as of May 29, 2008 (this “Amendment”), is entered into in connection with that certain Secured Loan and Servicing Agreement, dated as of August 26, 2005 (as amended, supplemented, restated or replaced from time to time, the “Secured Loan and Servicing Agreement”), by and among NewStar Short-Term Funding LLC, as the borrower (together with its successors and assigns in such capacity, the “Borrower”), NewStar Financial, Inc., as the originator (together with its successors and assigns in such capacity, the “Originator”) and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), MMP-5 Funding, LLC, as the lender (together with its successors and assigns in such capacity, the “Lender”), NATIXIS Financial Products Inc. (formerly known as IXIS Financial Products Inc.), as the Administrative Agent (together with its successors and assigns in such capacity, the “Administrative Agent”), and U.S. Bank National Association, as the trustee (together with its successors and assigns in such capacity, the “Trustee”). Capitalized terms used but not defined herein shall have the meanings provided in the Secured Loan and Servicing Agreement.

R E C I T A L S

WHEREAS, the parties hereto entered into that certain Secured Loan and Servicing Agreement;

WHEREAS, the parties hereto desire to amend the Secured Loan and Servicing Agreement in certain respects as provided herein;

WHEREAS, pursuant to and in accordance with Section 13.1 of the Secured Loan and Servicing Agreement, the Administrative Agent and the Lender desire to provide for a one-time waiver of certain provisions of the Secured Loan and Servicing Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

1. The definition of “Advance Rate” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended by amending and restating the second line in the table titled “Middle Market Loans/ABS Direct Loans” as follows:

“Second Lien Loan	50%	50%”.

2. The definition of “Advance Rate” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby further amended by amending and restating the third column in the table titled “Real Estate Loans” as follows:

“B-Note Loan

50%

50%

50%”.

3. Clause (cc) of the definition of “Eligible Loan” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(cc) such Loan (i) was originated and underwritten by the Originator or was reunderwritten by the Originator, as applicable, including, without limitation, the completion of a due diligence audit and collateral assessment, (ii) was not acquired by the Originator in the secondary market for loans, (iii) is fully documented, and (iv) is being serviced by the Servicer, in each case in accordance with the Credit and Collection Policy and the Servicing Standard;”

4. The definition of “Eligible Loan” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended by inserting the following new clause (zz) after clause (yy):

(zz)(A) such Loan is freely transferable and assignable by the lender thereunder or, if the consent of the related Obligor is required in connection with a transfer or assignment of such Loan, such consent may not be unreasonably withheld and (B) such Loan (including any portions thereof) may not be assigned or transferred to the related Obligor or any of its Affiliates.

5. The definition of “Termination Date” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended by deleting the date, “May 23, 2008” and replacing it with the date, “May 22, 2009”.

SECTION 2. WAIVER.

Each party hereto hereby waives the Termination Event arising from the failure to extend the Termination Date prior to May 23, 2008.

SECTION 3. AGREEMENTS IN FULL FORCE AND EFFECT AS AMENDED AND WAIVED.

Except as specifically amended and waived hereby, all provisions of the Secured Loan and Servicing Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Secured Loan and Servicing Agreement, “hereof,” “herein,” or words of similar effect referring to the Secured Loan and Servicing Agreement shall be deemed to mean the Secured Loan and Servicing Agreement as amended hereby. This Amendment shall not constitute a novation of the Secured Loan and Servicing Agreement, but shall constitute an amendment and a one-time waiver thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Secured Loan and Servicing Agreement other than as expressly set forth herein.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

Each of the Originator, the Borrower and the Servicer represents and warrants with respect to itself as of the date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) it is not in default under the Secured Loan and Servicing Agreement; and

(g) after giving effect to this Amendment, there is no Termination Event, Unmatured Termination Event, or Servicer Default.

SECTION 5. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon delivery of executed signature pages by all parties hereto to the Administrative Agent.

SECTION 6. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Secured Loan and Servicing Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) By its signature below, the Administrative Agent acknowledges that this Amendment shall constitute the notice required by Section 2.1(d) of the Secured Loan and Servicing Agreement. In addition, the Administrative Agent hereby authorizes and directs the Trustee to execute and deliver this Amendment.

(h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

EXECUTION COPY

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER	NEWSTAR SHORT-TERM FUNDING LLC

	By:	Newstar Financial, Inc., its Designated Manager

	By:	/s/ John J. Frishkopf
	Name:	John J. Frishkopf
	Title:	Treasurer

THE ORIGINATOR AND SERVICER:	NEWSTAR FINANCIAL, INC.

	By:	/s/ John J. Frishkopf
	Name:	John J. Frishkopf
	Title:	Treasurer

THE LENDER:	MMP-5 FUNDING, LLC

	By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Vice President

THE ADMINISTRATIVE AGENT:	NATIXIS FINANCIAL PRODUCTS INC.

	By:	/s/ Ralph J. Inglese
	Name:	Ralph J. Inglese
	Title:	Managing Director

	By:	/s/ Christopher Hayden
	Name:	Christopher Hayden
	Title:	Managing Director

NewStar-Amendment No. 7 & Waiver to SLSA

THE TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

	By:	/s/ Kyle Harcourt
	Name:	Kyle Harcourt
	Title:	Vice President

NewStar-Amendment No. 7 & Waiver to SLSA